UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2024

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, MA	01864
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 370-2700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.125 per share	TER	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Teradyne, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders on May 9, 2024 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved amendments to the Company’s Articles of Organization to lower the voting requirement for shareholder approval of an amendment of the Articles of Organization and for approval of a voluntary dissolution of the Company from a super-majority to a simple-majority. Subsequent to such approval, the Company filed, on May 9, 2024, with the Secretary of the Commonwealth of the Commonwealth of Massachusetts Restated Articles of Organization (the “Restated Articles of Organization”), giving effect to the foregoing amendments to the Articles of Organization.

The foregoing description is qualified in its entirety by reference to the full text of the Restated Articles of Organization, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1. To elect the eight nominees named in the Company’s proxy statement filed with the Commission on March 29, 2024, to the Board of Directors to serve as directors for a one-year term. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Peter Herweck	122,114,472	7,756,799	86,417	9,484,875
Mercedes Johnson	129,073,072	801,525	83,091	9,484,875
Ernest E. Maddock	128,700,931	1,174,123	82,634	9,484,875
Marilyn Matz	127,720,047	2,155,122	82,519	9,484,875
Gregory S. Smith	129,742,993	133,051	81,644	9,484,875
Fouad “Ford” Tamer	129,702,562	168,250	86,876	9,484,875
Paul J. Tufano	124,818,435	5,061,096	78,157	9,484,875
Bridget van Kralingen	129,773,527	81,203	102,958	9,484,875

2. To approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved on an non-binding, advisory basis by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
115,813,097	14,029,998	114,593	9,484,875

3. To approve an amendment to the Company’s Articles of Organization to lower the voting requirement for approval of an amendment of its Articles of Organization and for approval of a voluntary dissolution of the Company from a super-majority to a simple majority. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
129,344,611	509,210	103,867	9,484,875

4. To ratify the selection of the firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained
129,272,197	9,739,988	430,378

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Restated Articles of Organization of Teradyne, Inc., effective May 9, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: May 10, 2024	By:	/s/ Ryan E. Driscoll
	Name:	Ryan E. Driscoll
	Title:	V.P., General Counsel and Secretary